Variable Account D of Union Security Insurance Company
Triple Crown Variable Annuity

Supplement Dated May 14, 2025 to the prospectus dated May 1, 2025 and the updating summary prospectus dated April 30, 2025

The minimum guaranteed interest rate in the last paragraph in “Section 6.f. Guarantee Periods” is corrected to 3%.

In Appendix A, the following table is added immediately after the investment options table:

The following is a list of Guarantee Periods currently available under the Contract. We may change the annual guaranteed interest rate of future Guarantee Periods. For more information about the Guarantee Periods, see e. "Guarantee Periods" in the section of the prospectus titled 6. "General Contract Information."
Note: If amounts are withdrawn or otherwise removed from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See "Market Value Adjustment for Multi-Year Guarantee Periods" in the section of the prospectus titled 7. "The Contract" – c. "Charges, Fees, and Adjustments" for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	3.0%
Guarantee Period	2 Years	3.0%
Guarantee Period	3 Years	3.0%
Guarantee Period	4 Years	3.0%
Guarantee Period	5 Years	3.0%
Guarantee Period	6 Years	3.0%
Guarantee Period	7 Years	3.0%
Guarantee Period	8 Years	3.0%
Guarantee Period	9 Years	3.0%
Guarantee Period	10 Years	3.0%

This supplement should be retained for future reference.

HV-8159